UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Monster Beverage Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87306-P47785 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET MONSTER BEVERAGE CORPORATION 1 MONSTER WAY CORONA, CA 92879 MONSTER BEVERAGE CORPORATION You invested in MONSTER BEVERAGE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Vote Virtually at the Meeting* May 14, 2026 8:30 AM PT Virtually at: www.virtualshareholdermeeting.com/MNST2026 Get informed before you vote View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87307-P47785 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Proposal to elect ten Directors: Nominees: 1a. Ana Demel For 1b. James L. Dinkins For 1c. William W. Douglas III For 1d. Mark J. Hall For 1e. Tiffany M. Hall For 1f. Jeanne P. Jackson For 1g. Steven G. Pizula For 1h. Rodney C. Sacks For 1i. Hilton H. Schlosberg For 1j. Mark S. Vidergauz For 2. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. For 3. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.